T. ROWE PRICE
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Mid-Cap Value Fund, Inc.

 Supplement to prospectus dated May 1, 2000
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   Effective December 31, 2000, the Portfolio Management paragraph on page 13 of the prospectus will be replaced with the following:

   Portfolio Management
   The fund has an Investment Advisory Committee with the following members:
   David J. Wallack, Chairman, Preston G. Athey, Kara Cheseby Landers, Giri Devulapally, Hugh M. Evans III, and Joseph Milano. The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the fund's investment program. Mr. Wallack was elected chairman of the fund's committee in 2000. He joined T. Rowe Price in 1990 as an investment analyst for the firm's equity research division.

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 The date of this supplement is December 31, 2000.
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                                                              F15-041   12/31/00